INVENTORY	9 Months Ended
Sep. 30, 2025
INVENTORY

5. INVENTORY

	September 30, 2025	December 31, 2024
Process material stockpiles	$3,045	$2,520
Concentrate inventory	3,439	1,861
Materials and supplies	5,516	3,230
	$12,000	$7,611

The amount of inventory recognized as an expense for the three and nine months ended September 30, 2025 totaled $11,137 and $30,579 (three and nine months ended September 2024 - $8,725 and $28,485). See Note 14 for further details.